Fees Summary	Oct. 03, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	70,513.86
Total Transaction Valuation	510,599,993.37
Total Offset Amount	0.00
Net Fee	$ 70,513.86